Exhibit 10.9

FORM OF NOTE

July 23, 2014

FOR VALUE RECEIVED, each of the undersigned (each a “Borrower” and collectively the “Borrowers”) hereby promises, jointly and severally, to pay to                           or registered assigns (the “Lender”), in accordance with the provisions of the Credit Agreement (as hereinafter defined), the principal amount of each New Vehicle Floorplan Loan from time to time made by the Lender to Sonic Automotive, Inc. (the “Company”) or any New Vehicle Borrower under the Credit Agreement and the principal amount of each Used Vehicle Floorplan Loan from time to time made by the Lender to the Company under that certain Second Amended and Restated Syndicated New and Used Vehicle Floorplan Credit Agreement, dated as of July 23, 2014 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”, the terms defined therein being used herein as therein defined), among the Company, certain Subsidiaries of the Company from time to time party thereto, the Lenders from time to time party thereto, Bank of America, N.A., as Administrative Agent, New Vehicle Swing Line Lender, and Used Vehicle Swing Line Lender, and Bank of America, N.A., as Revolving Administrative Agent (in the capacity of collateral agent for the Secured Parties).

Each Borrower promises, jointly and severally, to pay interest on the unpaid principal amount of each Loan from the date of such New Vehicle Floorplan Loan or Used Vehicle Floorplan Loan until such principal amount is paid in full, at such interest rates and at such times as provided in the Credit Agreement.  Except as otherwise provided in Section 2.03(h) with respect to New Vehicle Floorplan Swing Line Loans, and Section 2.08(f) with respect to Used Vehicle Floorplan Swing Line Loans, all payments of principal and interest shall be made to the Administrative Agent for the account of the Lender in Dollars in immediately available funds at the Administrative Agent’s Office.  If any amount is not paid in full when due hereunder, such unpaid amount shall bear interest, to be paid upon demand, from the due date thereof until the date of actual payment (and before as well as after judgment) computed at the per annum rate set forth in the Credit Agreement.

This Note is one of the Notes referred to in the Credit Agreement, is entitled to the benefits thereof and may be prepaid in whole or in part subject to the terms and conditions provided therein.  This Note is also entitled to the benefits of the Guaranties and is secured by the Collateral.  This Note is issued in replacement of a Note dated July 8, 2011, issued to the Lender pursuant to the Credit Agreement (the “Existing Note”), and does not effect any refinancing or extinguishment of the indebtedness and obligations of such Existing Note and is not a novation but is a replacement of such Existing Note.  Upon the occurrence and continuation of one or more of the Events of Default specified in the Credit Agreement, all amounts then remaining unpaid on this Note shall (if required by the Credit Agreement) become, or may be declared to be, immediately due and payable all as provided in the Credit Agreement.  New Vehicle Floorplan Loans and Used Vehicle Floorplan Loans made by the Lender shall be evidenced by one or more loan accounts or records maintained by the Lender in the ordinary course of business. The Lender may also attach schedules to this Note and endorse thereon the date, amount and maturity of its New Vehicle Floorplan Loans and Used Vehicle Floorplan Loans and payments with respect thereto.

Each Borrower, for itself, its successors and assigns, hereby waives diligence, presentment, protest and demand and notice of protest, demand, dishonor and non-payment of this Note.

[Signature page follows.]

THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NORTH CAROLINA.

SONIC AUTOMOTIVE, INC.

By:

Name:

Title:

NEW VEHICLE BORROWERS:

ARNGAR, INC.

FAA CONCORD H, INC.

FAA LAS VEGAS H, INC.

FAA POWAY H, INC.

FAA SERRAMONTE H, INC.

FAA SERRAMONTE, INC.

FAA STEVENS CREEK, INC.

FRANCISCAN MOTORS, INC.

KRAMER MOTORS INCORPORATED

SAI CHAMBLEE V, LLC

SAI COLUMBUS MOTORS, LLC

SAI COLUMBUS VWK, LLC

SAI FORT MYERS H, LLC

SAI IRONDALE IMPORTS, LLC

SAI MONTGOMERY BCH, LLC

SAI MONTGOMERY CH, LLC

SAI NASHVILLE CSH, LLC

SAI NASHVILLE H, LLC

SAI NASHVILLE MOTORS, LLC

SAI ORLANDO CS, LLC

SAI ROCKVILLE IMPORTS, LLC

SAI TYSONS CORNER H, LLC

SAI TYSONS CORNER I, LLC

SANTA CLARA IMPORTED CARS, INC.

SONIC – HARBOR CITY H, INC.

SONIC – LAS VEGAS C WEST, LLC

SONIC – LONE TREE CADILLAC, INC.

SONIC – NEWSOME CHEVROLET WORLD, INC.

By:
Name:
Title:

NOTE

(Sonic Automotive, Inc. – Floorplan Facility)

Signature Page

NEW VEHICLE BORROWERS:

SONIC – SHOTTENKIRK, INC.

SONIC-2185 CHAPMAN RD., CHATTANOOGA, LLC

SONIC AUTOMOTIVE-9103 E. INDEPENDENCE, NC, LLC

SONIC–BUENA PARK H, INC.

SONIC–CALABASAS A, INC.

SONIC–CAPITOL CADILLAC, INC.

SONIC–CAPITOL IMPORTS, INC.

SONIC–PLYMOUTH CADILLAC, INC.

SONIC–VOLVO LV, LLC

STEVENS CREEK CADILLAC, INC.

WINDWARD, INC.

By:
Name:
Title:

PHILPOTT MOTORS, LTD.

SONIC – CADILLAC D, L.P.

SONIC – HOUSTON V, L.P.

SONIC – LUTE RILEY, L.P.

SONIC ADVANTAGE PA, L.P.

SONIC AUTOMOTIVE – 3401 N. MAIN, TX, L.P.

SONIC HOUSTON JLR, LP

SONIC HOUSTON LR, L.P.

SONIC MOMENTUM JVP, L.P.

SONIC MOMENTUM VWA, L.P.

By:	Sonic of Texas, Inc., as Sole General Partner

By:

Name:

Title:

SONIC – LS CHEVROLET, L.P.

By:	Sonic – LS, LLC, as Sole General Partner

By:

Name:

Title:

NOTE

(Sonic Automotive, Inc. – Floorplan Facility)

Signature Page

Exhibit 10.9

LOANS AND PAYMENTS WITH RESPECT THERETO

Date	Type of Loan Made	Amount of Loan Made	End of Interest Period	Amount of Principal or Interest Paid This Date	Outstanding Principal Balance This Date	Notation Made By